COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 5:	COMMITMENTS AND CONTINGENCIES

a.
In September 2003, Nova Mobilcom S.A. ("Mobilcom"), filed a lawsuit against Gilat do Brasil for specific performance of a Memorandum of Understandings which provided for the sale of Gilat do Brasil, and specifically the GESAC project, a government education project awarded to Gilat do Brazil, to Mobilcom for an unspecified amount. The court ruled in favor of Gilat. Nova Mobilcom filed an appeal and a motion to the State Court of Appeals to which the Group has replied and which were both rejected. In September 2012, Mobilcom filed a Special Appeal, which was refused to be admitted by the State Court of Appeals. In January 2013, Mobilcom filed an interlocutory appeal with the Superior Court of Justice. The Group does not believe that this claim has any merit and awaits publication of the court's ruling in order to verify whether Mobilcom will be permitted to appeal in order to attempt to reverse the decision in the Brazilian Higher Courts.

b.
In 2003, the Brazilian tax authority filed a claim against a subsidiary of Spacenet in Brazil, for alleged taxes due of approximately $ 4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense which was denied by the first and second level courts, respectively. In September 2006, the subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision which cancelled a significant part of the claim but upheld two items of the assessment. Under this decision, the subsidiary's liability was reduced to approximately $ 1,530. This decision was appealed by both the subsidiary and the tax authorities. In June 2012, the São Paulo Court of Appeals ruled against the subsidiary, which is an inactive company, accepting the claims of the tax authorities. Accordingly, as of June 30, 2013, the subsidiary faces an exposure of approximately $ 12,724 including interest, penalties, legal fees and exchange rate differences.

In September 2012, the subsidiary filed an appeal to the Brazilian Superior Court of Justice and to the Supreme Court. Based on the Company's Brazilian legal counsel's opinion, the Company believes that it has reasonably possible chances of success to reverse the ruling of São Paulo Court of Appeals. The tax authorities issued a foreclosure certificate against the subsidiary and certain of its previous managers and representatives. In August 2013, the Tax Foreclosure court ordered to summon these managers and representatives in order to include them in the foreclosure procedures. Based on a Brazilian legal counsel's opinion, inclusion of any additional co-obligors in the tax foreclosure certificate is barred due to statute of limitation. Accordingly, the Company believes that the foreclosure procedure legally cannot be redirected to other group entities, which have not been cited in the foreclosure certificate and, therefore, the chances that such redirection will lead to a loss recognition are remote.

c.
In November 2009, a lawsuit was filed in the Central District Court in Israel by eight individuals and Israeli companies against the Company, all of its directors and its 20% shareholder, York Capital Management, and its affiliates. The plaintiffs claim damages based on the amounts they would have been paid had a merger agreement signed on March 31, 2008 with a consortium of buyers closed. On October 24, 2010 the Group filed its defense. The parties have completed testimony and submitted written summaries. The lawsuit, seeking damages of approximately $ 12,400, is similar to the lawsuit and motion for its approval as a class action proceeding previously filed by the same group of Israeli shareholders in October 2008. The October 2008 lawsuit and motion were withdrawn by the plaintiffs in July 2009 at the recommendation of the Court, which questioned the basis for the lawsuit. The Company and its independent legal counsel believe the claims are without merit, and that the lawsuit is without legal basis. The parties have completed presenting and submitting summaries. The parties currently await the ruling of the court.

d.
In November 2012, Network Acceleration Technologies, LLC, or NAT, filed a complaint against one of the Company's subsidiaries for patent infringement in the United States District Court for the District of Delaware. The complaint alleges that some of their products and services infringe a US patent purportedly owned by NAT. NAT sought seeks monetary damages, costs and attorneys' fees and injunction relief.  The Company disputes disputed NAT's allegations. The dispute was resolved in July 2013 by a settlement agreement without any material effect to the Company.

e.
The Group has certain tax exposures in some of the jurisdictions in which it conducts business. Specifically, in certain jurisdictions in the United States and in Latin America the Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

f.	The Group has accrued $ 7,845 and $ 8,070 as of June 30, 2013 and December 31, 2012, respectively, for the expected implications of such legal and tax contingencies.

These accruals are comprised of $ 6,568 and $ 7,122 of tax related accruals and $ 1,277 and $ 949 of legal and other accruals as of June 30, 2013 and December 31, 2012, respectively. The accruals related to tax contingencies have been assessed by the Group's management based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $ 19,467 and $ 26,102 as of June 30, 2013 and December 31, 2012, respectively. The estimated exposure for legal and other related accruals is $ 3,178 and $ 2,269 as of June 30, 2013 and December 31, 2012, respectively.

g.
In March 2013, Spacenet closed a financing agreement with a U.S. financing company, under which it received a partially non-recourse loan of $14,700. The loan is secured principally by monthly stream of payments from one of Spacenet's customers. Until June 30, 2013 approximately $650 was repaid.